EX-99.77Q1(g)  - Safeco Taxable Bond Trust -
Safeco Intermediate-Term U.S. Government Fund

Registration Statement on Form N-14, SEC File No. 333-106992, effective on August 15, 2003, and is hereby incorporated by reference.